                                                                    EXHIBIT 99.1
                                                                    ------------


FOR IMMEDIATE RELEASE                            CONTACT:          LES VAN DYKE
JULY 17, 2003                                      DIRECTOR, INVESTOR RELATIONS
                                                                 (281) 492-5370

                    DIAMOND OFFSHORE DRILLING, INC. ANNOUNCES
                           SECOND QUARTER 2003 RESULTS

Houston, Texas, July 17, 2003 -- Diamond Offshore Drilling, Inc. (NYSE:DO) today reported a net loss for the second quarter of 2003 of $16.7 million, or $0.13 per share on a diluted basis, compared with net income of $12.0 million, or $0.09 per share on a diluted basis in the same period a year earlier. Revenues for the second quarter of 2003 were $163.2 million, compared with revenues of $187.8 million for the second quarter of 2002.

The second quarter results reflect an increase in the estimated asset lives and salvage values of the Company's drilling rigs to better reflect their remaining economic lives. The effect of these changes in accounting estimates was an increase in pre-tax income for the quarter of approximately $6.9 million, or $0.04 per diluted share. The change is expected to increase pre-tax income for the year 2003 by approximately $21.7 million, or $0.14 per share. The Company made this determination by comparing its asset life and salvage value assumptions with its own and industry operating experience and making appropriate adjustments. Diamond Offshore last revised the asset life and salvage value assumptions of its fleet in 1995.

Diamond Offshore is a leader in deep water drilling. The Company's fleet of 47 offshore drilling rigs consists of 32 semisubmersibles, 14 jack-ups and one drillship. The fleet operates in the waters of six of the world's seven continents.

As previously announced, Diamond Offshore will provide an online, real-time simulcast and rebroadcast of its 2003 second quarter earnings release conference call. The live broadcast of the Diamond Offshore Drilling, Inc. quarterly conference call will be available online at www.diamondoffshore.com on July 17, 2003, beginning at 9:00 a.m. Central Daylight Time. The online replay will follow immediately and continue for 5 days after the original call. Please go to the web site at least 15 minutes before the broadcast to register, download and install any necessary audio software.

Statements in this press release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements concerning the effects of the change in accounting estimates. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's reports and other filings with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

                                      ####

                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (Unaudited)
                     (In thousands, except per share data)



                                                                              THREE MONTHS ENDED               SIX MONTHS ENDED
                                                                                   JUNE 30,                         JUNE 30,
                                                                    ----------------------------------------------------------------
                                                                          2003              2002            2003            2002
                                                                    ----------------  --------------- --------------   -------------
 REVENUES:
          Contract drilling........................................ $      157,038    $     179,674    $    296,897    $    373,342
            Revenues related to reimbursable expenses..............          6,162            8,113          12,452          15,995
                                                                    ----------------  ---------------  --------------  -------------
                Total revenues.....................................        163,200          187,787         309,349         389,337
                                                                    ----------------  ---------------  --------------  -------------

  OPERATING EXPENSES:
          Contract drilling........................................        124,606          120,254         238,276         241,200
          Reimbursable expenses....................................          5,525            7,343          11,263          14,555
          Depreciation(1)..........................................         41,553           44,585          88,830          87,282
          General and administrative...............................          8,214            7,440          15,414          14,088
          Gain on sale of assets...................................            (57)             (33)            (58)            (65)
                                                                    ----------------  ---------------  --------------  -------------
                Total operating expenses...........................        179,841          179,589         353,725         357,060
                                                                    ----------------  ---------------  --------------  -------------

  OPERATING INCOME (LOSS)..........................................        (16,641)           8,198         (44,376)         32,277

  OTHER INCOME (EXPENSE):
          Interest income..........................................          3,337            7,651           7,493          17,232
          Interest expense.........................................         (5,378)          (6,290)        (10,953)        (11,760)
          Gain (loss) on sale of marketable securities.............         (1,071)           8,671          (1,132)         12,163
          Other, net...............................................          1,290              341           3,032           1,161
                                                                    ----------------  ---------------  --------------  -------------

  INCOME (LOSS) BEFORE INCOME TAX EXPENSE..........................        (18,463)          18,571         (45,936)         51,073

  INCOME TAX BENEFIT (EXPENSE).....................................          1,776           (6,609)          7,683         (16,553)
                                                                    ----------------  ---------------  --------------  -------------

  NET INCOME (LOSS)................................................ $      (16,687)   $       11,962   $    (38,253)   $     34,520
                                                                    ================  ===============  ==============  =============

  EARNINGS (LOSS) PER SHARE:
          BASIC.................................................... $        (0.13)   $         0.09   $      (0.29)   $       0.26
                                                                    ================  ===============  ==============  =============
          DILUTED.................................................. $        (0.13)   $         0.09   $      (0.29)   $       0.26
                                                                    ================  ===============  ==============  =============

  WEIGHTED AVERAGE SHARES OUTSTANDING:.............................
           Shares of common stock..................................        130,366           131,553         130,336        131,669
           Dilutive potential shares of common stock...............              -                 8               -          9,426
                                                                    ----------------  ---------------  --------------  -------------

                       Total weighted average shares outstanding...        130,366           131,561         130,336        141,095
                                                                    ================  ===============  ==============  =============

(1) Depreciation for the three and six months ended June 30, 2003, includes a $6.9 million reduction due to a change in accounting estimates that increased the estimated asset lives and salvage values of the Company's drilling rigs.

                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

                              RESULTS OF OPERATIONS

                                   (Unaudited)
                                 (In thousands)

                                                                                     THREE MONTHS ENDED
                                                                                         JUNE 30,
                                                                            -------------------------------
                                                                                    2003            2002
                                                                            -------------------------------
               CONTRACT DRILLING REVENUE
                 High Specification Floaters.......................               $ 72,660        $ 75,748
                 Other Semisubmersibles............................                 61,265          73,977
                 Jack-ups..........................................                 23,116          26,839
                 Integrated Services...............................                     --           4,406
                 Other.............................................                     (3)           (436)
                 Eliminations......................................                     --            (860)
                                                                            --------------- ---------------
               TOTAL CONTRACT DRILLING REVENUE.....................               $157,038        $179,674
                                                                            =============== ===============

               REVENUES RELATED TO REIMBURSABLE EXPENSES.......                   $  6,162        $  8,113
                                                                            =============== ===============
               CONTRACT DRILLING EXPENSE
                 High Specification Floaters.......................               $ 38,555        $ 39,545
                 Other Semisubmersibles............................                 57,810          53,445
                 Jack-ups..........................................                 27,012          22,735
                 Integrated Services...............................                    841           4,689
                 Other.............................................                    388             700
                 Eliminations......................................                     --            (860)
                                                                            --------------- ---------------
               TOTAL CONTRACT DRILLING EXPENSE.....................               $124,606        $120,254
                                                                            =============== ===============

                 REIMBURSABLE EXPENSES.............................               $  5,525        $  7,343
                                                                            =============== ===============
               OPERATING INCOME
                 High Specification Floaters.......................               $ 34,105        $ 36,203
                 Other Semisubmersibles............................                  3,455          20,532
                 Jack-ups..........................................                 (3,896)          4,104
                 Integrated Services...............................                   (841)           (283)
                 Other.............................................                   (391)         (1,136)
                 Reimbursables, net................................                    637             770
                 Depreciation Expense..............................                (41,553)        (44,585)
                 General and Administrative Expense................                 (8,214)         (7,440)
                 Gain on Sale of Assets............................                     57              33
                                                                            --------------- ---------------
               TOTAL OPERATING INCOME (LOSS).......................               $(16,641)        $ 8,198
                                                                            =============== ===============


                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)


                                                                      JUNE 30,        DECEMBER 31,
                                                                 ----------------  ----------------
                                                                     2003                 2002
                                                                 ----------------  ----------------
                                                                   (unaudited)
ASSETS

Current assets:
      Cash and cash equivalents......................            $      221,761    $      184,910
      Marketable securities..........................                   393,124           627,614
      Accounts                                                          151,015           146,957
      receivable.....................................
      Rig inventory and                                                  46,581            45,405
      supplies.......................................
      Prepaid expenses and other                                         25,727            28,870
                                                                 ----------------  ----------------
                     Total current assets.............                  838,208         1,033,756
Drilling and other property and equipment, net of
     accumulated depreciation........................                 2,273,081         2,164,627
Goodwill, net of accumulated amortization............                    17,908            24,714
Other assets.........................................                    32,130            35,668
                                                                 ----------------  ----------------
                    Total assets.....................            $    3,161,327    $    3,258,765
                                                                 ================  ================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities..................................            $      104,916    $      118,402

Long-term debt.......................................                   932,170           924,475

Deferred tax liability...............................                   356,482           375,309

Other liabilities....................................                    35,454            33,065

Stockholders' equity.................................                 1,732,305         1,807,514
                                                                 ----------------  ----------------
                 Total liabilities and
                 stockholders' equity................            $    3,161,327    $    3,258,765
                                                                 ================  ================

                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

                        AVERAGE DAYRATES AND UTILIZATION



                                             SECOND QUARTER                   FIRST QUARTER                   SECOND QUARTER
                                                  2003                           2003                             2002
                                 ---------------------------------------------------------------------------------------------------
                                      DAYRATE      UTILIZATION       DAYRATE          UTILIZATION       DAYRATE       UTILIZATION
                                 ---------------------------------------------------------------------------------------------------
                                                                        (Dayrate in thousands)
  HIGH SPECIFICATION FLOATERS            $96            92%            $94                 83%            $115            80%
  OTHER SEMISUBMERSIBLES                 $58            52%            $62                 43%             $72            54%
  JACK-UPS                               $27            68%            $28                 68%             $29            74%


